BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement Dated December 19, 2013 to the

Summary Prospectus of the Fund dated November 27, 2013

Effective March 25, 2014, the following changes are made to the Fund’s Summary Prospectus:

The fourth paragraph in the section entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund invests a significant portion of its assets in securities issued by financial services companies, including banks, broker-dealers and insurance companies, and repurchase agreements secured by such obligations.

The risk headed “Concentration Risk” in the section entitled “Principal Risks of Investing in the Fund” is deleted in its entirety.

The following risk is added after “Extension Risk” in the section entitled “Principal Risks of Investing in the Fund.”

■ Financial Services Risk — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, the Fund’s investments may lose value during such periods.

Shareholders should retain this Supplement for future reference.

SPRO-SO-1213SUP